WELLS FARGO FUNDS TRUST

Income Plus Fund

Supplement dated July 26, 2002,
to the Prospectus dated October 1, 2001, as
Supplemented November 9, 2001

Effective August 1, 2002, Daniel Kokoszka, CFA, and Scott M. Smith, CFA, who have managed the fund since its inception, are the portfolio managers for the Income Plus Fund. N. Graham Allen, FCMA, no longer serves as a portfolio manager for this Fund. Biographical information for Mr. Kokoszka and Mr. Smith can be found in the "Portfolio Managers" section of the Prospectus beginning on page 74.